RECENT ACCOUNTING PRONOUNCMENTS	6 Months Ended
Jun. 30, 2015
Accounting Changes and Error Corrections [Abstract]
Recent Account Pronouncements
RECENT ACCOUNT PRONOUNCEMENTS

Accounting Standards Update No. 2015-03 Interest-Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs. This Update was issued as part of an initiative to reduce complexity in accounting standards (the Simplification Initiative). The objective of the Simplification Initiative is to identify, evaluate, and improve areas of generally accepted accounting principles (GAAP) for which cost and complexity can be reduced while maintaining or improving the usefulness of the information provided to users of financial statements. To simplify presentation of debt issuance costs, the amendments in this Update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this Update. The amendments in this Update will affect the Company for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Company had debt issuance costs of $0.4 million at June 30, 2015 (December 31, 2014: $0.7 million), which would be required to be presented as a deduction from the carrying amount of its debt.

Accounting Standards Update No. 2015-11-Inventory (Topic 330)-Simplifying the Measurement of Inventory. The FASB issued this Update as part of its Simplification Initiative. The amendments in this Update do not apply to inventory that is measured using last-in, first-out (LIFO) or the retail inventory method. The amendments apply to all other inventory, which includes inventory that is measured using first-in, first-out (FIFO) or average cost. An entity should measure inventory within the scope of this Update at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Subsequent measurement is unchanged for inventory measured using LIFO or the retail inventory method. The amendments in this Update more closely align the measurement of inventory in GAAP with the measurement of inventory in IFRS. The amendments in this Update will affect the Company for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The Company is currently considering the impact of these amendments on its consolidated financial statements.

Accounting Standards Update 2015-14 Revenue from Contracts with Customers (Topic 606) Deferral of the Effective Date. On May 28, 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) for which the effective date for the Company was for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. The amendments in this Update defer the effective date of Update 2014-09 for all entities by one year.

Accounting Standards Update 2015-15 Interest-Imputation of Interest (Subtopic 835-30) Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015. This Update made certain amendments to Subtopic 835-30 concerning Interest-Imputation of Interest and Other Presentation Matters. The amendments in this Update will affect the Company for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Company is currently considering the impact of these amendments on its consolidated financial statements.